UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2012

HICKS ACQUISITION COMPANY II, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35411	80-0611167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1200 Dallas, TX		75201
(Address of principal executive offices)		(Zip code)

(214) 615-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On July 10, 2012, in connection with the proposed business combination between Hicks Acquisition Company II, Inc. (“HACII”) and Appleton Papers Inc. (“Appleton”), pursuant to which Appleton will become a non-wholly-owned subsidiary of HACII (the “Transaction”), HACII announced that it intends to convene and then adjourn, without conducting any business, its special meeting of warrantholders and two special meetings of stockholders until Friday, July 13, 2012 at 8:00 a.m. Central Daylight Time, 8:30 a.m. Central Daylight Time and 9:00 a.m. Central Daylight Time, respectively, in order to give HACII and its warrantholders and stockholders additional time to consider supplemental proxy materials and to vote on the proposals to be considered at the special meetings. The special meetings will still be held at the offices of Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, 39th Floor, Dallas, Texas 75201.

In addition, on July 10, 2012, HACII issued a press release, the text of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference, relating to (i) the adjournment of the special meetings, as discussed above, (ii) HACII’s intention to seek the waiver of a closing condition to the Transaction that currently requires there to be at least $82.0 million in cash held in a trust account established in connection with HACII’s initial public offering for purposes of consummating a business combination, as long as HACII would otherwise still have cash assets of at least $40.0 million, in each instance after giving effect to any redemptions and permitted repurchases of common stock of HACII in connection with the stockholder vote to approve the Transaction and (iii) the possible purchase of shares of HACII common stock by certain officer and directors of HACII and their affiliates either through open market purchases, privately negotiated transactions or a private placement by HACII.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions between HACII, Paperweight Development Corp. (“PDC”) and Appleton. In connection with the proposed transactions, HACII has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, which is available free of charge on the SEC’s web site, http://www.sec.gov. WE URGE STOCKHOLDERS TO READ HACII’S REGISTRATION STATEMENT ON FORM S-4, INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND OTHER MATERIALS FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HACII AND THE TRANSACTION. Investors may obtain free copies of HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, as well as other filed documents containing information about HACII on the SEC’s website at http://www.sec.gov. Free copies of HACII’s SEC filings are also available from HACII upon written request to Hicks Acquisition Company II, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas 75201.

Participants in the Solicitation

HACII and its directors and officers may be deemed participants in the solicitation of proxies to HACII’s stockholders with respect to the Transaction. A list of the names of those directors and officers and a description of their interests in HACII is contained in HACII’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 8, 2012, and HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, which was declared effective by the SEC on June 29, 2012. HACII’s security holders may obtain additional information about the interests of the directors and officers of HACII in the Transaction by reading HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, and other materials filed with the SEC regarding the Transaction.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the Transaction and HACII’s plans, objectives and intentions. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: uncertainties as to the timing of the transaction, approval of the transaction by HACII’s stockholders; the satisfaction of closing conditions to the transaction, including the receipt of any required regulatory approvals; costs related to the transaction; costs and potential liabilities of Appleton relating to environmental regulation and litigation (including Lower Fox River); potential failure of Appleton’s former parent to comply with its indemnification obligations; HACII’s ability to remain listed on Nasdaq; costs of compliance with environmental laws; Appleton’s substantial amount of indebtedness; the ability of Appleton to develop and introduce new and enhanced products, improve productivity and reduce operating costs; Appleton’s reliance on a relatively small number of customers and third parties suppliers; the cessation of papermaking and transition to base stock supplied under the long-term supply agreement with Domtar Corporation; the global credit market crisis and economic weakness; competitors in its various markets; volatility of raw materials costs; Appleton’s underfunded pension plans; future legislation or regulations intended to reform pension and other employee benefit plans; and the legal obligations of PDC, Appleton’s current owner, to repurchase common stock from employees and former employees, which may lead to a default under the agreements governing Appleton’s indebtedness or constrain Appleton’s ability to make investments. Actual results may differ materially from those contained in the forward-looking statements in this report. HACII undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

99.1*	Press Release, dated July 10, 2012.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 11, 2012	Hicks Acquisition Company II, Inc.

	By:	/s/ Christina Weaver Vest
Name: Christina Weaver Vest
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Press Release, dated July 10, 2012.

*	Filed herewith.